EXHIBIT 10.44

                          FORM OF REPLACEMENT TERM NOTE

                            (Tranche A and Tranche B)

$______________                                               New York, New York
                                                                 June ____, 2002

         FOR VALUE RECEIVED, the undersigned, KOLAR, INC, a Delaware corporation and CPI AEROSTRUCTURES, INC, a New York corporation (the "Borrowers") hereby unconditionally, jointly and severally, promise to pay to the order of ___________________________________________ (the "Lender") at the office of
_______________________________________________________________, located at
_______________________________________________, in lawful money of the United
States of America and in immediately available funds, the principal amount of _________________________________ ($_________________) or, if less, the unpaid principal amounts of the Term Loans made by the Lender as Tranche A and Tranche
B Term Loans pursuant to subsections 2.1(a and 2.1(b) of the Amended and Restated Credit Agreement, as hereinafter defined. The principal amounts shall be paid in the amounts and on the dates specified in subsections 2.2(a) and 2.2(b) of the Amended and Restated Credit Agreement. The Borrowers further agree to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 2.7 of such Credit Agreement.

         The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof, the date and amount of the Term Loan and the date and amount of each payment or prepayment of principal with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrowers in respect of such Term Loans.

         This Note (a) is one of the Replacement Term Notes referred to in the Amended and Restated Credit Agreement dated as of June ___, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the Lender, the other banks and financial institutions from time to time parties thereto and JPMorgan Chase Bank, as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement.
This Note is secured and guaranteed as provided in the Loan Documents (as defined in the Credit Agreement). Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

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         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

-------------------------------- -----------------------------------------------
CPI AEROSTRUCTURES, INC.          KOLAR, INC.

By: ___________________________  By: ___________________________

Name: Edward J. Fred, President  Name: Edward J. Fred, Executive Vice President

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                          LOANS AND REPAYMENT OF LOANS
                                    TRANCHE A
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                                          Amount of                Unpaid Principal
    Date          Amount of Loan       Principal Repaid            Balance of Loans            Notation Made By
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

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



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



                          LOANS AND REPAYMENT OF LOANS
                                    TRANCHE B
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                                          Amount of                Unpaid Principal
    Date          Amount of Loan       Principal Repaid            Balance of Loans            Notation Made By
-------------- --------------------- ----------------------- --------------------------- ----------------------------

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